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                                        [LOGO]

                               BUSINESS LOAN AGREEMENT


    Principal      Loan Date      Maturity       Loan No        Call      Collateral     Account        Officer   Initials
   $5,000,000.00   03-27-1997     04-30-1998     391-91                       365       0328497064       61291       TL

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or term.

BORROWER: APEX PC SOLUTIONS, INC.             LENDER:  U.S. BANK OF WASHINGTON,
          20031 - 142ND AVENUE NORTHEAST               NATIONAL ASSOCIATION
          WOODINVILLE, WA  98072                       EAST KING COUNTY
                                                       CORPORATE BANKING
                                                       10800 NE 8TH STREET,
                                                       SUITE 1000
                                                       BELLEVUE, WA  98004

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THIS BUSINESS LOAN AGREEMENT BETWEEN APEX PC SOLUTIONS, INC. ("BORROWER") AND
U.S. BANK ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND
CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS
APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL
ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR
SCHEDULE ATTACHED TO THIS AGREEMENT.  ALL SUCH LOANS AND FINANCIAL
ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS
FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS
THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES
THAT: (a) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING
UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN
THIS AGREEMENT;  (b) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY
LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND
DISCRETION; AND  (c) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE
FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of March 27, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United
States of America.

    AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan
    Agreement from time to time.

    BORROWER.  The word "Borrower" means APEX PC SOLUTIONS, INC..  The word
    "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

    CERCLA.  The word "CERCLA" means the Comprehensive Environmental Response,
    Compensation, and Liability Act of 1980, as amended.

    CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

    COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.


    DEBT.  The word "Debt" means all of Borrower's liabilities excluding
    Subordinated Debt.

    ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

    GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

    LENDER.  The word "Lender" means U.S. BANK OF WASHINGTON, NATIONAL
    ASSOCIATION, its successors and assigns.

    LIQUID ASSETS.  The words "Liquid Assets" mean Borrower's cash on hand plus
    Borrower's readily marketable securities.

    LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

    NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

    PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;
    (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled
    "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security
    Interest.

    SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

    SARA.  The word "SARA" means the Superfund Amendments and Reauthorization
    Act of 1986 as now or hereafter amended.

    SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

    TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

    WORKING CAPITAL. The words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

CONDITIONS PRECEDENT TO EACH ADVANCE.  Lender's obligation to make the initial
Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

    LOAN DOCUMENTS. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security
    Agreements granting to Lender security interests in the Collateral,  (c)
    Financing Statements perfecting Lender's Security Interests;  (d)

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03-27-1997                     BUSINESS LOAN AGREEMENT                   Page 2
Loan No 391-91                       (Continued)
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    evidence of insurance as required below; and  (e) any other documents required under this Agreement or reasonably required by Lender or its counsel.

    BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their reasonable discretion, may require.

    PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

    REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

    NO EVENT OF DEFAULT. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

    ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of Washington and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

    AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

    FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

    LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

    HAZARDOUS SUBSTANCES.  The terms "hazardous waste," "hazardous substance,"
    "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing "Hazardous Materials Laws".
    Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters.
    (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; See Attachment A. Note 1 and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above.
    Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem reasonably appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

    LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

    TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

    LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

    BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

    COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

    EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable
    Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

    LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 20031 - 142ND AVENUE NORTHEAST, WOODINVILLE, WA
    98072. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

    INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

    LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

    FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.


03-27-1997                     BUSINESS LOAN AGREEMENT                   Page 3
Loan No 391-91                       (Continued)
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    FINANCIAL STATEMENTS.  Furnish Lender with, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty five (45) days after the end of each fiscal quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

    ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may reasonably request from time to time.

    FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

         TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $10,000,000.00.

         NET WORTH RATIO. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 1.00 TO 1.00.

         WORKING CAPITAL.  Maintain Working Capital in excess of $9,000,000.00.

    The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios: BORROWER'S COMPLIANCE WITH THE FINANCIAL COVENANTS OF THIS AGREEMENT WILL BE TESTED ON A QUARTERLY BASIS. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

    INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

    INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy;
    (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

    OTHER AGREEMENTS. Subject to any applicable notice and cure period, comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

    LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

    TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

    PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

    OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

    INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

    COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender NOT APPLICABLE and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

    ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

    ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except U.S. federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (a) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (b) reduce the amounts payable to Lender under this Agreement or the Related Documents, or
(c) reduce the rate of return on Lender's capital as a consequence of Lender's obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender's written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

    INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, and as disclosed to Lender in writing create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) [See Attachment A, Note 2] sell with recourse any of Borrower's accounts, except to Lender.

    CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
    (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from

03-27-1997                     BUSINESS LOAN AGREEMENT                   Page 4
Loan No 391-91                       (Continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

    LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

ACCESS LAWS. Without limiting the generality of any provision of this agreement requiring Borrower to comply with applicable laws, rules, and regulations, Borrower agrees that it will at all times comply with applicable laws relating to disabled access including, but not limited to, all applicable titles of the Americans with Disabilities Act of 1990.

STATUTE OF FRAUDS DISCLOSURE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

ANNUAL RESTING LINE OF CREDIT. As a condition for Borrower's line of credit facility with Lender, Borrower agrees to rest the line of credit and leave at zero (0) dollars the balance owing thereunder for a period of not less than thirty (30) consecutive days annually.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided on this paragraph.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment within 5 days after payment is due on the Loans.

    OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower. See Attachment A, Note 3.

    DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

    FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

    DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

    INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

    CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

    EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

    CHANGE IN OWNERSHIP. Acquisition by any one person of a majority of Borrower's Common Stock.

    ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition.

    INSECURITY.  Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of King County, the State of Washington. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

    ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
    Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

    CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for ALL obligations in this Agreement.

    CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that

03-27-1997                     BUSINESS LOAN AGREEMENT                   Page 5
Loan No 391-91                       (Continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

    COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's reasonable expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

    NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

    SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

    SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.



BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF MARCH 27, 1997.

BORROWER:
APEX PC SOLUTIONS, INC.


BY:      /s/ Douglas A. Bevis
    ----------------------------------
TITLE: Chief Financial Officer


LENDER:
U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION

BY: /s/ Tony W. Chalfant, V.P.
    ----------------------------------
     AUTHORIZED OFFICER
--------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.23 (c) 1997 CFI ProServices, Inc. All rights reserved. [WA-C40 APEXPC.LN C3.OVL]

                                     ATTACHMENT A

This Attachment is attached to and by reference made a part of the BUSINESS LOAN AGREEMENT dated March 27, 1997, as if the terms and conditions herein have been fully set forth therein.

NOTE 1
except for merchandise, cleaning supplies, and other similar materials sold, used, stored, or otherwise handled in the ordinary course of Borrower's existing business in compliance with all Hazardous Materials Laws.

NOTE 2
and except for inventory sold and accounts collected in the ordinary course of Borrower's business.

NOTE 3
within the cure period specified in such other agreement (and if no cure period is specified, then within 5 days after notice of such default).

The undersigned hereby acknowledges receipt of a completed copy of this Attachment.

Apex PC Solutions, Inc.

By:  /s/ Douglas A. Bevis
     --------------------
Title:  Chief Financial Officer
      -------------------------

U.S. Bank of Washington, National Association

By:  /s/ Tony W. Chalfant
     --------------------
Title:  Vice President
      --------------------------

                               ALTERNATIVE RATE OPTIONS
                                   PROMISSORY NOTE
                                  (PRIME RATE, IBOR)

$5,000,000.00                                               Date: March 27, 1997

Apex PC Solutions, Inc. ("Borrower")

U. S. BANK OF WASHINGTON, NATIONAL ASSOCIATION ("Lender")

1. TYPE OF CREDIT. This note is given to evidence Borrower's obligation to repay all sums which Lender may from time to time advance to Borrower ("Advances") under a:

    / / single disbursement loan. Amounts loaned to Borrower hereunder will be disbursed in a single Advance in the amount shown in Section 2.

    /X/ revolving line of credit. No Advances shall be made which create a maximum amount outstanding at any one time which exceeds the maximum amount shown in Section 2. However, Advances hereunder may be borrowed, repaid and reborrowed, and the aggregate Advances loaned hereunder from time to time may exceed such maximum amount.

    / / non-revolving line of credit. Each Advance made from time to time hereunder shall reduce the maximum amount available shown in Section
         2. Advances loaned hereunder which are repaid may not be reborrowed.

2. PRINCIPAL BALANCE. The unpaid principal balance of all Advances outstanding under this note ("Principal Balance") at one time shall not exceed $5,000,000.00.

3. PROMISE TO PAY. For value received Borrower promises to pay to Lender or order at 10800 NE 8th St., Ste. 800, Bellevue, WA 98004, the Principal Balance of this note, with interest thereon at the rate(s) specified in Sections 4 and 11 below.

4. INTEREST RATE. The interest rate on the Principal Balance outstanding may vary from time to time pursuant to the provisions of this note. Subject to the provisions of this note, Borrower shall have the option from time to time of choosing to pay interest at the rate or rates and for the applicable periods of time based on the rate options provided herein; PROVIDED, however, that once Borrower notifies Lender of the rate option chosen in accordance with the provisions of this note, such notice shall constitute Borrower's irrevocable request for an Advance hereunder at the rate option specified in such notice. The rate options are the Prime Borrowing Rate and the IBOR Borrowing Rate, each as defined herein.

(a)      THE PRIME BORROWING RATE.

         (i) The Prime Borrowing Rate is a per annum rate equal to Lender's prime rate plus 0.00% per annum.

         (ii) Whenever Borrower desires to use the Prime Borrowing Rate option, Borrower shall give Lender notice orally or in writing in accordance with Section 15 of this note, which notice shall specify the requested disbursement date and principal amount of the Advance, and that Borrower has chosen the Prime Borrowing Rate option.

         (iii) Prepayments of all or any part of the Principal Balance bearing interest at the Prime Borrowing Rate may be made at any time without penalty. Upon prepayment of any such principal amount, Borrower also must pay all accrued interest thereon to the date of prepayment.

         (iv) Subject to Section 11 of this note, interest shall accrue on the unpaid Principal Balance at the Prime Borrowing Rate unless and except to the extent that the IBOR Borrowing Rate is in effect.

(b)      THE IBOR BORROWING RATE.

         (i)   The following terms shall have the following meanings:

               "Business Day" means any day other than a Saturday, Sunday, or other day that commercial banks in Portland, Oregon or New York City are authorized or required by law to close.

               "IBOR Amount" means each principal amount for which Borrower chooses to have the IBOR Borrowing Rate apply for any specified IBOR Interest Period.

               "IBOR Interest Period" means as to any IBOR Amount, a period of 1, 2, 3, 6 and 12 months commencing on the date the IBOR Borrowing Rate becomes applicable thereto; PROVIDED, however, that: (A) no IBOR Interest Period shall be selected which would extend beyond April 30, 1998; (B) no IBOR Interest Period shall extend beyond the date of any principal payment required under Section 6 of this note, unless the sum of the principal amounts bearing interest at the Prime Borrowing Rate, plus IBOR Amounts with IBOR Interest Periods ending on or before the scheduled date of such principal payment, plus principal amounts remaining unborrowed under a line of credit, equals or exceeds the amount of such principal payment; (C) any IBOR Interest Period which would otherwise expire on a day which is not a Business Day, shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such IBOR Interest Period into another calendar month, in which event the IBOR Interest Period shall end on the immediately preceding Business Day; and (D) any IBOR Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such IBOR Interest Period) shall end on the last Business Day of a calendar month.

         (ii) The IBOR Borrowing Rate is Lender's IBOR Rate plus 1.90% per annum. Lender's IBOR Rate for any IBOR Interest Period is the rate per annum (computed on the basis of a 360-day year and the actual number of days elapsed) equal to the arithmetic average (rounded upward to the nearest 1/16 of 1%) of the rates per annum determined by Lender as of the times specified in Section 4(b)(iii) on the date two (2) Business Days prior to the first day of such IBOR Interest Period as the rates offered to Lender by three Eurodollar money market dealers in such Eurodollar market as may be selected by Lender for U.S. dollar deposits to be delivered on the first day of such IBOR Interest Period for the number of months therein; PROVIDED, however, that Lender's IBOR Rate shall be adjusted to take into account the maximum reserves required to be maintained for Eurocurrency liabilities by banks during each such IBOR Interest Period as specified in Regulation D of the Board of Governors of the Federal Reserve System or any successor regulation.


         (iii) Borrower may obtain IBOR Borrowing Rate quotes from Lender between 8:00 a.m. and 12:00 noon (Portland, Oregon time) on any Business Day. Any IBOR Borrowing Rate quoted (A) before 10:00 a.m. shall be based on Lender's IBOR Rate determined as of approximately 8:00 a.m. on such day, and Borrower may request an Advance at such rate only by giving Lender notice in accordance with Section 4(b)(iv) before 10:00 a.m. on such day; and (B) between 10:00 a.m. and 12:00 noon shall be based on Lender's IBOR Rate determined as of approximately 10:00 a.m. on such day, and Borrower may request an Advance at such rate only by giving Lender notice in accordance with Section 4(b)(iv) not later than 12:00 noon on such day.

         (iv) Whenever Borrower desires to use the IBOR Borrowing Rate option, Borrower shall give Lender irrevocable notice (either in writing or orally and promptly confirmed in writing) between 8:00 a.m. and 12:00 noon (Portland, Oregon time) two (2) Business Days in advance of the desired effective date of such rate. Any oral notice shall be given by, and any written notice or confirmation of an oral notice shall be signed by, the person(s) authorized in Section 15 of this note, and shall specify the requested effective date of the rate, IBOR Interest Period and IBOR Amount, and whether Borrower is requesting a new Advance at the IBOR Borrowing Rate under a line of credit, conversion of any portion of the Principal Balance bearing interest at the Prime Borrowing Rate to an IBOR Amount, or a new IBOR Interest Period for an outstanding IBOR Amount. Notwithstanding any other term of this note, Borrower may elect the IBOR Borrowing Rate in the minimum principal amount of $1,000,000.00 and in integral multiples of $ 100,000.00; PROVIDED, however, that no more than 5 separate IBOR Interest Periods may be in effect at any one time.

         (v)   Borrower may not prepay all or any part of any IBOR Amount(s).

         (vi) If at any time Lender's IBOR Rate is unascertainable or unavailable to Lender or if IBOR Rate loans become unlawful, the option to select the IBOR Borrowing Rate shall terminate immediately. If the IBOR Borrowing Rate is then in effect, (A) it shall terminate automatically with respect to all IBOR Amounts (i) on the last day of each then applicable IBOR Interest Period, if Lender may lawfully continue to maintain such loans, or
(ii) immediately if Lender may not lawfully continue to maintain such loans through such day, and (B) subject to Section 11, the Prime Borrowing Rate automatically shall become effective as to such amounts upon such termination.

         (vii) If at any time after the date hereof (A) any revision in or adoption of any applicable law, rule, or regulation or in the interpretation or administration thereof (i) shall subject Lender or its Eurodollar lending office to any tax, duty, or other charge, or change the basis of taxation of payments to Lender with respect to any loans bearing interest based on Lender's IBOR Rate, or (ii) shall impose or modify any reserve, insurance, special deposit, or similar requirements against assets of, deposits with or for the account of, or credit extended by Lender or its Eurodollar lending office, or impose on Lender or its Eurodollar lending office any other condition affecting any such loans, and (B) the result of any of the foregoing is (i) to increase the cost to Lender of making or maintaining any such loans or (ii) to reduce the amount of any sum receivable under this note by Lender or its Eurodollar lending office, Borrower shall pay Lender within 15 days after demand by Lender such additional amount as will compensate Lender for such increased cost or reduction. The determination hereunder by Lender of such additional amount shall be conclusive in the absence of manifest error. If Lender demands compensation under this Section 4(b)(vii), Borrower may upon three (3) Business Days' notice to Lender pay the accrued interest on all IBOR Amounts, together with any additional amounts payable under Section 4(b)(viii). Subject to Section 11, upon Borrower's paying such accrued interest and additional costs, the Prime Borrowing Rate immediately shall be effective with respect to the unpaid principal balance of such IBOR Amounts.

         (viii) Upon any termination of any IBOR Borrowing Rate (including but not limited to conversion to another rate) or payment of all or any portion of any IBOR Amount on a date other than the last day of the then applicable IBOR Interest Period, including without limitation (A) acceleration under
Section 11 or (B) repayment in response to a notice under Section 4(b)(vii), Borrower shall pay to Lender on demand such amount as Lender reasonably determines (determined as though 100% of the applicable IBOR Amount had been funded in the applicable Eurodollar market) is equivalent to all direct or indirect losses, expenses, liabilities, or reductions in yield to Lender resulting therefrom, whether incurred in connection with liquidation or reemployment of funds or otherwise.

         (ix) If Borrower chooses the IBOR Borrowing Rate, Borrower shall pay interest based on such rate, plus any other applicable taxes or charges hereunder, even though Lender may have obtained the funds loaned to Borrower from sources other than the applicable Eurodollar market. Lender's determination of the IBOR Borrowing Rate and any such taxes or charges shall be conclusive in the absence of manifest error.

         (x) Notwithstanding any other term of this note, Borrower may not select the IBOR Borrowing Rate if an event of default hereunder has occurred and is continuing.

         (xi) Nothing contained in this note, including without limitation the determination of any IBOR Interest Period or Lender's quotation of any IBOR Borrowing Rate, shall be construed to prejudice Lender's right, if any, to decline to make any requested Advance or to require payment on demand.

5. COMPUTATION OF INTEREST. All interest under Section 4 and Section 11 will be computed at the applicable rate based on a 360-day year and applied to the actual number of days elapsed.

6.        PAYMENT SCHEDULE.

(a)       PRINCIPAL.  Principal shall be paid:

          / /  on demand.
          / /  on demand, or if no demand, on_______.
          /X/  on  APRIL 30, 1998.
          / /  subject to Section 7, in installments of
               / /       each, plus accrued interest
               / /       each including accrued interest
               beginning on        and on the same day of each        thereafter
             until        when the entire Principal Balance plus interest
          thereon shall be due and payable.
     / /  (Other)________

(b)       INTEREST.

         (i) Interest on all amounts bearing interest at the Prime Borrowing Rate shall be paid:

                   /X/ on the 30th day of April, 1997 and on the same day of each month thereafter prior to maturity and at maturity.
                   / /  at maturity.
                   / / at the time each principal installment is due and at maturity.
                   / /  (Other)________


         (ii)      Interest on all IBOR Borrowing Rate Amounts shall be paid:

                   / / on the last day of the applicable IBOR Interest Period, and if such IBOR Interest Period is longer than three months, on the last day of each three month period occurring during such IBOR Interest Period, and at maturity.
                   /X/ on the 30th day of April, 1997 and on the same day of each month thereafter prior to maturity and at maturity.
                   / /  at maturity.
                   / / at the time each principal installment is due and at maturity.
                   / /  (Other)________

7. CHANGE IN PAYMENT AMOUNT. If the interest rate on this note is subject to change in accordance with Section 4, the holder of this note may, from time to time, in holder's sole discretion, increase or decrease the amount of each of the installments remaining unpaid at the time of each change in rate to an amount holder in its sole discretion deems necessary to continue amortizing the Principal Balance at the same rate established by the installment amounts specified in Section 6(a), whether or not a "balloon" payment may also be due upon maturity of this note. Holder shall notify the undersigned of each such change in writing. Whether or not the installment amount is increased under this Section 7, Borrower understands that, as a result of increases in the rate of interest in accordance with Section 4, the final payment due, whether or not a "balloon" payment, shall include the entire Principal Balance and interest thereon then outstanding, and may be substantially more than the installment specified in Section 6.

8. ALTERNATE PAYMENT DATE. Notwithstanding any other term of this note, if in any month there is no day on which a scheduled payment would otherwise be due (e.g. February 31), such payment shall be paid on the last banking day of that month.

9.       PAYMENT BY AUTOMATIC CHARGE.

/X/      Please automatically deduct the amount of all principal and interest payments from account number 0287-037238. If there are insufficient funds in the account to pay the automatic deduction in full, Lender may allow the account to become overdrawn, or Lender may reverse the automatic deduction. Borrower will pay all the fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason Lender does not charge the account for a payment, or if an automatic payment is reversed, the payment is still due according to this note. If the account is a Money

Market Account, the number of withdrawals from that account is limited as set out in the agreement. Lender may cancel the automatic deduction at any time in its discretion.

Provided, however, if no account number is entered above, Borrower does not want to make payments by automatic charge.

10. LENDER'S PRIME RATE. Lender's prime rate is the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers. When Lender's prime rate is applicable under Section 4(a) or 11(b), the interest rate hereunder shall be adjusted without notice effective on the day Lender's prime rate changes, but in no event shall the rate of interest be higher than allowed by law.

11.      DEFAULT.

(a) Without prejudice to any right of Lender to require payment on demand or to decline to make any requested Advance, each of the following shall be an event of default: (i) Borrower fails to make any payment within 5 days after when due. (ii) Borrower fails to perform or comply with any term, covenant or obligation in this note or any agreement related to this note, or in any other agreement or loan Borrower has with Lender within the cure period specified in such other agreement. (and if no such cure period is specified, then within 5 days after notice of such default. (iii) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this note or perform Borrower's obligations under this note or any related documents. (iv) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect. (v) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against borrower under any bankruptcy or insolvency laws. (vi) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (vii) Any of the events described in this default section occurs with respect to any guarantor of this note or any guaranty of Borrower's indebtedness to Lender ceases to be, or is asserted not to be, in full force and effect. (viii) Lender in good faith deems itself insecure. If this note is payable on demand, the inclusion of specific events of default shall not prejudice Lender's right to require payment on demand or to decline to make any requested Advance.

(b) Without prejudice to any right of Lender to require payment on demand, upon the occurrence of an event of default, Lender may declare the entire unpaid Principal Balance on this note and all accrued unpaid interest immediately due and payable, without notice. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the interest rate on this note to a rate equal to the Prime Borrowing Rate plus 5%. The interest rate will not exceed the maximum rate permitted by applicable law. In addition, if any payment of principal or interest is 15 or more days past due, Borrower will be charged a late charge of 5% of the delinquent payment.

12. EVIDENCE OF PRINCIPAL BALANCE; PAYMENT ON DEMAND. Holder's records shall, at any time, be conclusive evidence of the unpaid Principal Balance and interest owing on this note. Notwithstanding any other provisions of this note, in the event holder makes Advances hereunder which result in an unpaid Principal Balance on this note which at any time exceeds the maximum amount specified in
Section 2, Borrower agrees that all such Advances, with interest, shall be payable on demand.

13. LINE OF CREDIT PROVISIONS. If the type of credit indicated in Section 1 is a revolving line of credit or a non-revolving line of credit, Borrower agrees that Lender is under no obligation and has not committed to make any Advances hereunder. Each Advance hereunder shall be made at the sole option of Lender.

14. DEMAND NOTE. If this note is payable on demand, Borrower acknowledges and agrees that (a) Lender is entitled to demand Borrower's immediate payment in full of all amounts owing hereunder and (b) neither anything to the contrary contained herein or in any other loan documents (including but not limited to, provisions relating to defaults, rights of cure, default rate of interest, installment payments, late charges, periodic review of Borrower's financial condition, and covenants) nor any act of Lender pursuant to any such provisions shall limit or impair Lender's right or ability to require Borrower's payment in full of all amounts owing hereunder immediately upon Lender's demand.

15.      REQUESTS FOR ADVANCES.

(a) Any Advance may be made or interest rate option selected upon the request of Borrower (if an individual), any of the undersigned (if Borrower consists of more than one individual), any person or persons authorized in subsection (b) of this Section 15, and any person or persons otherwise authorized to execute and deliver promissory notes to Lender on behalf of Borrower.

(b) Borrower hereby authorizes any 1 of the following individuals to request Advances and to select interest rate options: KEVIN HAFER AND DOUGLAS BEVIS, unless Lender is otherwise instructed in writing.

(c) All Advances made pursuant to this Section 15 shall be disbursed by deposit directly to Borrower's account number 0287-037238 at the Bellevue Highlands branch of Lender, or by cashier's check issued to Borrower.

(d) Borrower agrees that Lender shall have a reasonable obligation to verify the identity of any person making any request pursuant to Section 15, and Borrower assumes all risks of the validity and authorization of such requests. In consideration of Lender agreeing, at its sole discretion, to make Advances upon such requests, Borrower promises to pay holder, in accordance with the provisions of this note, the Principal Balance together with interest thereon and other sums due hereunder, although any Advances may have been requested by a person or persons not authorized to do so.

16. PERIODIC REVIEW. Lender will review Borrower's credit accommodations periodically. At the time of the review, Borrower will furnish Lender with any additional information regarding Borrower's financial condition and business operations that Lender requests. This information may include but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payable, inventory schedules, budgets and forecasts. If upon review, Lender, in its sole discretion, determines that there has been a material adverse change in Borrower's financial condition, Borrower will be in default. Upon default, Lender shall have all rights specified herein.

17. NOTICES. Any notice hereunder may be given by ordinary mail, postage paid and addressed to Borrower at the last known address of Borrower as shown on holder's records. If Borrower consists of more than one person, notification of any of said persons shall be complete notification of all. Notice may be given either before or reasonably soon after the effective date of the change.

18. ATTORNEY FEES. Whether or not litigation or arbitration is commenced, Borrower promises to pay all costs of collecting overdue amounts. Without limiting the foregoing, in the event that holder consults an attorney regarding the enforcement of any of its rights under this note or any document securing the same, or if this note is placed in the hands of an attorney for collection or if suit or litigation is brought to enforce this note or any document securing the same, Borrower promises to pay all costs thereof including such additional sums as the court or arbitrator(s) may adjudge reasonable as attorney fees, including without limitation, costs and attorney fees incurred in any appellate court, in any proceeding under the bankruptcy code, or in any receivership and post-judgment attorney fees incurred in enforcing any judgment.

19. WAIVERS; CONSENT. Each party hereto, whether maker, co-maker, guarantor or otherwise, waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest and waives all defenses based on suretyship or impairment of collateral. Without notice to Borrower and without diminishing or affecting Lender's rights or Borrower's obligations hereunder, Lender may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for, any indebtedness of Borrower to Lender, including the indebtedness evidenced by this note. Without limiting the foregoing, Lender may, in its sole discretion: (a) make secured or unsecured loans to Borrower and agree to any number of waivers, modifications, extensions and renewals of any length of such loans, including the loan evidenced by this note; (b) impair, release (with or without substitution of new collateral), fail to perfect a security interest in, fail to preserve the value of, fail to dispose of in accordance with applicable law, any collateral provided by any person; (c) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

20. JOINT AND SEVERAL LIABILITY. All undertakings of the undersigned Borrowers are joint and several and are binding upon any marital community of which any of the undersigned are members. Holder's rights and remedies under this note shall be cumulative.

21.      ARBITRATION.

(a) Either Lender or Borrower may require that all disputes, claims, counterclaims and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this note or any transaction of which this note is a part (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of Borrower) would be to materially impair Lender's ability to realize on any collateral securing the Loan.

(b) If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more, three neutral arbitrators will decide all issues. All arbitrators will be active California State Bar members in good standing. All arbitration hearings will be held in King County, Washington. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

(c) If either party institutes any judicial proceeding relating to the Loan, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff; (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.

22.      GOVERNING LAW.

This note shall be governed by and construed and enforced in accordance with the laws of the State of Washington without regard to conflicts of law principles; PROVIDED, however, that to the extent that Lender has greater rights or remedies under Federal law, this provision shall not be deemed to deprive Lender of such rights and remedies as may be available under Federal law.

EACH OF THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DOCUMENT.


APEX PC SOLUTIONS, INC.
Borrower Name (Corporation, Partnership  or other Entity)

/s/ Douglas A. Bevis
-----------------------------------
By DOUGLAS A. BEVIS
  ----------------------------
Title CHIEF FINANCIAL OFFICER
     -------------------------



--------------------------------------------------------------------------------

For valuable consideration, Lender agrees to the terms of the arbitration provision set forth in this note.


                                  Lender Name: U. S. BANK OF WASHINGTON,
                                  NATIONAL ASSOCIATION

                                  By: /s/ Tony W. Chalfant
                                     -----------------------------------

                                  Title: Vice President
                                        --------------------------------

                                  Date: 4/2/97
                                       ---------------------------------

                                        [LOGO]

                            COMMERCIAL SECURITY AGREEMENT


-----------------------------------------------------------------------------------------------------------------------------
    Principal      Loan Date      Maturity       Loan No.       Call      Collateral      Account       Office    Initials
   $5,000,000.00   03-27-1997     04-30-1998     391-91                      365         0328497064     61281        TL
-----------------------------------------------------------------------------------------------------------------------------
                                  References in the Shaded Area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------------------

  Borrower:   APEX PC SOLUTIONS, INC.                      Lender:   U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION
              20031 - 142ND AVENUE NORTHEAST               East King County Corporate Banking
              WOODINVILLE, WA  98072                       10800 NE 8th Street, Suite 1000
                                                           Bellevue, WA  98004

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN APEX PC SOLUTIONS, INC. (REFERRED TO BELOW AS "GRANTOR"); AND U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    AGREEMENT. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

    COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         ALL INVENTORY, CHATTEL PAPER, ACCOUNTS AND GENERAL INTANGIBLES, TOGETHER WITH THE FOLLOWING SPECIFICALLY DESCRIBED PROPERTY: THE FOREGOING ARE COVERED WHEREVER LOCATED.

    In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

         (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

         (b) All products and produce of any of the property described in this Collateral section.

         (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

         (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

         (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

    GRANTOR. The word "Grantor" means APEX PC SOLUTIONS, INC., its successors and assigns

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Grantor, or any one or more of them, to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Grantor may be liable individually or jointly with others; whether Grantor may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

    LENDER. The word "Lender" means U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION, its successors and assigns.

    NOTE. The word "Note" means the note or credit agreement dated March 27, 1997, in the principal amount of $5,000,000.00 from APEX PC SOLUTIONS, INC. to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the note or credit agreement.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

OBLIGATIONS OF GRANTOR.  Grantor warrants and covenants to Lender as follows:

    PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. THIS IS A CONTINUING SECURITY AGREEMENT AND WILL CONTINUE IN EFFECT EVEN THOUGH ALL OR ANY PART OF THE INDEBTEDNESS IS PAID IN FULL AND EVEN THOUGH FOR A PERIOD OF TIME GRANTOR MAY NOT BE INDEBTED TO LENDER.

    NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

    ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest in favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

    LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and
    (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the

03-27-1997     COMMERCIAL SECURITY AGREEMENT                    Page 2
Loan No. 391-91                      (Continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Collateral from its existing locations without the prior written consent of Lender.

    REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of Washington, without the prior written consent of Lender.

    TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

    TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

    COLLATERAL SCHEDULES AND LOCATIONS. As often as Lender shall require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

    MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

    TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

    HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

    MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

    APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

    INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Until otherwise notified by Lender, Grantor may collect any of the Collateral consisting of accounts. Upon the occurrence, and during the continuation, of any Event of Default under the Loan Documents. Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's reasonable discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to

03-27-1997    COMMERCIAL SECURITY AGREEMENT                       Page 4
Loan No. 391-91                      (Continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment within 5 days after when due on the Indebtedness.

    OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other note, security agreement, lease agreement or lease schedule, loan agreement or other agreement, whether now existing or hereafter made, between Grantor and U.S. Bancorp or any direct or indirect subsidiary of U.S. Bancorp. Within the cure period
    specified in such other agreement ( and if no such cure period is       ).


    DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

    FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

    DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

    INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

    CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

    EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

    INSECURITY.  Lender, in good faith, deems itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Washington Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

    ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

    ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

    SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

    APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
    (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

    COLLECT REVENUES, APPLY ACCOUNTS. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

    OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

    OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

    CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    APPLICABLE LAW. This Agreement has been delivered to Lender and accepted by Lender in the State of Washington. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of King County, the State of Washington. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

    ARBITRATION. LENDER AND GRANTOR AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
    Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall

03-27-1997    COMMERCIAL SECURITY AGREEMENT                       Page 4
Loan No. 391-91                      (Continued)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

    ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

    CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the persons signing below is responsible for ALL obligations in this Agreement.

    NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

    POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: Upon the occurrence, and during the continuation of, an Event of Default under the Loan Documents. (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

    PREFERENCE PAYMENTS. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

    WAIVER OF CO-OBLIGOR'S RIGHTS. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 27, 1997.

GRANTOR:

APEX PC SOLUTIONS, INC.


BY: /s/ Douglas A. Bevis
    ------------------------------------------------
    TITLE: CHIEF FINANCIAL OFFICER
           --------------------------------------------



-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                            AGREEMENT TO PROVIDE INSURANCE



--------------------------------------------------------------------------------------------------------------------------------
  Principal    Loan Date         Maturity      Loan No     Call      Collateral           Account       Officer        Initials
$5,000,000.00  03-27-1997       04-30-1998      391-91                 365               0328497064     61291             TC
--------------------------------------------------------------------------------------------------------------------------------
     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------------------------------------------------------
BORROWER:      APEX PC SOLUTIONS, INC.         LENDER:     U.S. BANK OF WASHINGTON, NATIONAL ASSOCIATION
               20031 - 142ND AVENUE NORTHEAST                EAST KING COUNTY CORPORATE BANKING
               WOODINVILLE, WA  98072                      10800 NE 8TH STREET, SUITE 1000
                                                           BELLEVUE, WA  98004
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INSURANCE REQUIREMENTS.  APEX PC SOLUTIONS, INC. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender.  These requirements are set forth in the security documents.  The following minimum insurance coverages must be provided on the following described collateral (the
"Collateral"):

COLLATERAL: ALL INVENTORY, INCLUDING THE FOREGOING ARE COVERED WHEREVER LOCATED.
            TYPE.  All risks, including fire, theft and liability.
            AMOUNT.  Full insurable value.
            BASIS.  Replacement value.
            ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company
Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, ten (10) days from the date of this Agreement, evidence of the required insurance as provided above, with an effective date of March 27, 1997, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES
THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE
LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE
OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN
ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE
INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL
RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE
INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED MARCH 27, 1997.

GRANTOR:

APEX PC SOLUTIONS, INC.

BY:  /s/ Douglas A. Bevis
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  TITLE:  CHIEF FINANCIAL OFFICER
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                                 FOR LENDER USE ONLY
                                INSURANCE VERIFICATION

DATE:  4-3-97                                         PHONE:  454-9346
     ---------                                              ----------
AGENT'S NAME:  MR. WALLY BOSTICK, CPCU
             --------------------------------
INSURANCE COMPANY:  BOSTICK - MONARCH INSURANCE, INC.
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POLICY NUMBER:
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EFFECTIVE DATES:
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COMMENTS:
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